UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

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Honeywell International Inc.

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2026 Annual Meeting Shareowner Engagement April / May 2026

AGenda PORTFOLIO TRANSFORMATION | p. 2 2026 ANNUAL MEETING: VOTING MATTERS | p. 6 APPENDIX | p. 17 FORWARD LOOKING STATEMENTS We describe many of the trends and other factors that drive our business and future results in this presentation. Such discussions contain forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended (the Exchange Act), including statements related to the proposed separation of Honeywell and Honeywell Aerospace and the planned sales of the Productivity Solutions and Services and Warehouse and Workflow Solutions businesses. Forward-looking statements are those that address activities, events, or developments that we or our management intend, expect, project, believe, or anticipate will or may occur in the future. They are based on management’s assumptions and assessments in light of past experience and trends, current economic and industry conditions, expected future developments, and other relevant factors, many of which are difficult to predict and outside of our control, including Honeywell's current expectations, estimates, and projections regarding the proposed separation of Honeywell and Honeywell Aerospace and the planned sales of the Productivity Solutions and Services and Warehouse and Workflow Solutions businesses. They are not guarantees of future performance, and actual results, developments, and business decisions may differ significantly from those envisaged by our forward-looking statements, including the proposed separation of Automation and Aerospace Technologies and the planned sales of the Productivity Solutions and Services and Warehouse and Workflow Solutions businesses, and the anticipated benefits of each. We do not undertake to update or revise any of our forward-looking statements, except as required by applicable securities law. Our forward-looking statements are also subject to material risks and uncertainties, including ongoing macroeconomic and geopolitical risks, such as changes in or application of trade and tax laws and policies, including the impacts of tariffs and other trade barriers and restrictions, lower GDP growth or recession in the U.S. or globally, supply chain disruptions, capital markets volatility, inflation, and certain regional conflicts, including ongoing conflicts in the Middle East, which can affect our performance in both the near- and long-term. In addition, no assurance can be given that any plan, initiative, projection, goal, commitment, expectation, or prospect set forth in this presentation can or will be achieved. These forward-looking statements should be considered in light of the information included in this presentation, our Form 10-K and other filings with the Securities and Exchange Commission. Any forward-looking plans described herein are not final and may be modified or abandoned at any time. 2026 Annual Meeting – Shareowner Engagement

UPDATES ON OUR PORTFOLIO transformation 2026 Annual Meeting – Shareowner Engagement

Significant Progress on Portfolio Actions Forming Three Independent Public Companies Announced Spin of Advanced Materials Oct 2024 Expectation for completion at time of announcement: end of 2025 or early 2026 Announced Spin of Honeywell Aerospace Feb 2025 Expected to be completed by: 2H 2026 Spin Date of Solstice Advanced Materials Completed: October 30, 2025 2024 2025 2026 Spin Date of Honeywell Aerospace Currently expected spin date: June 29 UPDATE ON SEPARATIONS SOLS shares distributed at 1 to 4 ratio, began trading publicly on October 30 Honeywell Aerospace separation now expected in 3Q 2026 (June 29), significant progress on key milestones Completed formation of Honeywell and Honeywell Aerospace leadership teams Focused on right-sizing cost structures and addressing stranded costs 2026 Annual Meeting – Shareowner Engagement

PORTFOLIO TRANSFORMATION

	2023	2024	2025 - 2026+
Strategy and Organization	• Strategic alignment around three megatrends • Business re-segmentation (see Appendix for details)	• Initiation of comprehensive internal business and portfolio review including transformational actions	• Continued strategy execution and preparation to create three independent public companies • Enhance value proposition of each business through strategic bolt-ons in high-growth segments and portfolio optimization
Bolt-on Acquisitions and Technology Tuck-ins	• CCC (PA&T) *Jun 2023* • SCADAfence (IA)[1] *Aug 2023*	• Access Solutions (BA) *Jun 2024* • Civitanavi (AT)[1] *Aug 2024* • CAES Systems (AT) *Sep 2024* • Air Products LNG (ESS) *Sep 2024*	• Sundyne (ESS) *Jun 2025* • Li-ion Tamer (BA)[1] *Jul 2025* • SparkMeter (IA)[1] *Aug 2025* • Catalyst Technologies (PA&T) **Expected to be completed in 3Q 26**
Separations and Divestitures	• Proactive portfolio pruning	• Announced PPE sale and Advanced Materials spin	• PPE sale (IA) *Completed in May 2025* • Solstice Advanced Materials spin (ESS) *Completed in Oct 2025* • Honeywell Aerospace spin (AT) **Expected on June 29, 2026[2]** • PSS and WWS proposed sales (IA) **Expected to close in the second half of 26[3]**

Significant Progress on Portfolio Actions

1. Represent technology tuck-in size acquisitions 2. Subject to final approval by Honeywell's Board of Directors and other customary conditions 3. Subject to customary closing conditions

2026 Annual Meeting – Shareowner Engagement

4

Quantinuum 2020 2023 2025 2029 2030+ Honeywell On May 8, we announced that Quantinuum publicly filed a registration statement on Form S-1 relating to a proposed initial public offering of shares of its Class A common stock The number of shares to be offered and the price range have not yet been determined. The proposed offering is subject to market conditions, and there can be no assurance as to whether or when the offering may be completed, or as to the actual size or terms of the offering 2026 Annual Meeting – Shareowner Engagement

2026 Annual Meeting Of Shareowners VOTING MATTERS 2026 Annual Meeting – Shareowner Engagement

2026 Voting Matters 2026 Annual Meeting – Shareowner Engagement Proposals Recommended Vote No. 1 Election of Directors FOR each nominee No. 2 Advisory Vote to Approve Executive Compensation FOR No. 3 Approval of Independent Accountants FOR No. 4 Reverse Stock Split Proposal FOR No. 5 Shareowner Proposal – Shareholder Right to Act by Written Consent AGAINST

Proposal 1
ELECTION OF DIRECTORS



Vimal Kapur
Chairman & CEO
Honeywell International
Director since 2023



Duncan B. Angove
CEO,
Blue Yonder
Director since 2018



Craig Arnold[1]
Former Chairman and CEO,
Eaton Corporation
Director since 2025



William S. Ayer[1]
Outgoing Lead Director
Retired Chairman and CEO,
Alaska Air Group
Director since 2015



D. Scott Davis[1]
CGRC Chair
Retired Chairman and CEO,
United Parcel Service
Director since 2006



Deborah Flint[1]
President and CEO,
Greater Toronto Airports
Authority
Director since 2020



Michael W. Lamach
Incoming Lead Director[2]
Retired Chairman and CEO,
Trane Technologies
Director since 2023



Grace D. Lieblein
MDCC Chair
Former VP-Global Quality,
General Motors
Director since 2013



Indra K. Nooyi
Former CEO and Chair,
PepsiCo
Director since 2026



Marc Steinberg
Partner,
Elliott Investment
Management
Director since 2025



Robin Watson
Former President and CEO,
John Wood Group
Director since 2022



Stephen Williamson
AC Chair
Former SVP and CFO,
Thermo Fisher Scientific
Director since 2025

AC: Audit Committee; CGRC: Corporate Governance and Responsibility Committee; MDCC: Management Development and Compensation Committee
[1] Indicates directors anticipated to join the Honeywell Aerospace Board after the spin-off of the Company's Aerospace business
[2] Mr. Lamach will become Lead Director, effective following the Annual Meeting

Honeywell's Board Recommends 'FOR' the Election of Each Nominee

2026 Annual Meeting – Shareowner Engagement
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An Independent and Experienced BOARD 1 of 3 committees is chaired by a woman 9 of 12 directors have CEO experience 5.5 years average tenure 11 of 12 directors are independent 3 of 12 directors are women 5 of 12 directors are ethnically or racially diverse Megatrends: 1 – Future of Aviation; 2 – Automation; 3 – Energy Transition; 4 - Digitalization 2026 Annual Meeting – Shareowner Engagement

HONEYWELL AEROSPACE'S ANTICIPATED BOARD OF DIRECTORS



Craig Arnold[1]
Independent Chairman
Former Chair and CEO of Eaton Corporation



Jim Currier
President & CEO of Honeywell Aerospace



Bill Ayer[1]
Former Chair and CEO of Alaska Air Group



Scott Davis[1]
Former Chair and CEO of United Parcel Service



David Denton
EVP and CFO of Pfizer



Pascal Desroches
Senior EVP and CFO of AT&T Inc.



Deborah Flint[1]
President and CEO of the Greater Toronto Airports Authority



General David Goldfein (Retired)
21st Chief of Staff of the U.S. Air Force



Mark Reuss
President of General Motors



The Honorable Dr. Will Roper
Founder and CEO, Istari Digital



Michelle Seitz
Founder and CEO, MeydenVest Partners

→

- Built to provide leadership, domain knowledge, diverse perspectives
- Benefit all stakeholders as industry advances towards next generation of electrification and autonomy
- Committed to strong corporate governance standards with independence and engaged oversight

[1] Current directors of Honeywell International Inc.

2026 Annual Meeting – Shareowner Engagement
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Honeywell’s Board Recommends ‘FOR’ Say-on-Pay Proposal 2 Advisory Vote to Approve Executive Compensation Base Salary Based on scope of responsibility, years of experience, and individual performance Attracts and compensates high-performing and experienced leaders Annual Incentive  Compensation Plan (ICP) 80% formulaic determination against pre-established financial metrics  15% assessment of individual performance 5% based on Corporate Responsibility KPIs Rewards executives for achieving corporate, business unit, and functional goals  Long-Term Incentive Compensation (LTI) Performance Stock Units: Executive Officers: 50% of annual LTI Covers three-year period based on return from stock price appreciation and dividends vs. Compensation Peer Group* Relative TSR (25% weight) along with key financial metrics (75% weight) Focuses executives on specific long-term financial performance goals  Stock Options: Executive Officers: 25% of annual LTI Four-year vesting Directly aligns the interest of our executives with shareowners Restricted Stock Units: Executive Officers: 25% of annual LTI Four-year vesting Strengthens key executive retention Variable vs. Fixed* Long- vs. Short-Term** Variable Fixed Long-term Short-term ** Ratios based on target compensation. Short-term reflects base salary and ICP CEO 2026 Annual Meeting – Shareowner Engagement Other NEOs CEO Other NEOs 2025 Target Compensation mix *As a result of the upcoming Honeywell Aerospace spin-off, performance for 2025 PSU awards will now be measured over a period ending at the spin-off

KEY METRICS UNDERPINNING OUR PROGRAM LTI Performance Plan Award Metrics  3-Year Cumulative Revenue (25%) Measures effectiveness of Company’s organic growth strategies, including new product introduction and marketing and sales effectiveness, as well as projected growth in our end markets 3-Year Average ROI (25%) Focuses leadership on making investment decisions that deliver profitable growth 3-Year Average Segment Margin Rate (25%) Focuses executives on operational improvements and delivering synergies 3-Year Relative TSR (25%) Measures Honeywell’s cumulative TSR relative to Compensation Peer group over three-year performance period Annual ICP Pre-established Financial Metrics Honeywell Sales (20%) Incentivize organic growth and achieving short-term annual metrics for long-term success Adjusted Honeywell EPS (40%) Viewed as the most important measure of near-term profitability that has direct impact on stock price and shareowner value creation Honeywell Free Cash Flow (40%) Reflects quality of earnings and incremental cash generated from operations that may be reinvested in our businesses, used to make acquisitions, or returned to shareowners in the form of dividends or share repurchases 2025 ICP goals based on midpoint of initial range communicated to investors on February 6, 2025* Establish clear and measurable goals and targets to hold our executives accountable for achieving specified levels to earn a payout Varied sets of operational metrics to drive top and bottom-line growth over multiple time frames, aligned with sustained long-term performance Guiding Principles Flexibility Amidst Transformation For 2026 LTI awards, the MDCC approved simplified ICP and LTI structures LTI awards consist of 50% options / 50% RSUs, with 4-year vesting and 1-year additional holding period CEO and certain NEOs also received one-time separation incentive awards (60% options / 40% RSUs)** Committee plans to revisit structure in 2027, with planned reintroduction of PSUs and no intent for additional one-time grants Payout of in-flight PSUs will be determined considering performance for the period up to the Honeywell Aerospace spinoff ** Additional detail on the one-time grants was disclosed in the 2025 proxy statement 2026 Annual Meeting – Shareowner Engagement *As noted in 2026 proxy statement, midpoint of 2025 EPS guidance was down slightly year over year due to 2025 sale of PPE business and increases in below-the-line items

LTI Grants Operate as Designed; No Adjustments Made Payouts Aligned with Performance 2026 Annual Meeting – Shareowner Engagement 2023-2025 PSU Calculation Metric Threshold Target Maximum Actual Plan Performance Payout Factor Weight Weighted Payout % Cumulative Revenue ($M) $106,158 $114,148 $118,143 $113,414 95.4% 25% 24% Average Segment Margin Rate 22.5% 23.3% >=23.8% 22.8% 68.8% 25% 17% Average ROI 22.9% 24.4% >=25.4% 23.5% 70.0% 25% 18% Three-Year Relative TSR 35th % 50th % >=75th % 16% 0.0% 25% 0% Total* 59% CEO and Chairman, 2023-25 PSU Payouts (# of shares) -41% * Reflects payout formulaic calculation for corporate NEOs (Mr. Kapur and Mr. Lewis) PSUs at target includes additional PSUs from dividend equivalents

Honeywell’s Board Recommends ‘FOR’ Proposal 3 Proposal 3 Approval of independent accountants The Audit Committee recommends approval of its appointment of Deloitte & Touche LLP (Deloitte) as independent accountants for Honeywell for 2026 The Audit Committee, and Honeywell’s Board, believe that the continued retention of Deloitte is in the best interests of the Company and its shareowners The Audit Committee concluded that Deloitte’s provision of non-audit services, as detailed in the 2026 Proxy Statement (page 108), is compatible with Deloitte’s independence 2026 Annual Meeting – Shareowner Engagement

Honeywell’s Board Recommends ‘FOR’ Proposal 4 Proposal 4 REVERSE STOCK SPLIT PROPOSAL Description of the REversE Split Shares combined at a 1-for-2 split ratio Implemented at discretion of Board at any time prior to the one-year anniversary of the Annual Meeting Fractional shares not issued — cash paid instead See Appendix for details regarding the Form of Certificate of Amendment Reasons for the REVERSE SPLIT Trading price of Honeywell stock expected to decrease to reflect Honeywell Aerospace spin-off Reverse stock split would increase per-share price following spin-off to better align with peer companies of similar size/market cap Potentially improve marketability and trading interest in Honeywell stock Impact to Honeywell Shares Fewer shares outstanding, but ownership percentage and voting power unchanged (except fractional share cash-outs) Per-share metrics increase (e.g., EPS) due to lower share count Equity awards, dividends, and authorized shares adjusted proportionally 2026 Annual Meeting – Shareowner Engagement

Honeywell’s Board Recommends ‘AGAINST’ Proposal 5 Proposal 5 SHAREOWNER PROPOSAL Shareholder Right to Act by Written Consent PROPOSAL:  Requests the board of directors take the necessary steps to permit written consent by the shareowners entitled to cast the minimum number of votes that would be necessary to authorize an action at a shareowner meeting PROPONENT: John Chevedden HONEYWELL’S CONCERNS WITH THE PROPOSAL: Shareowner meetings are a more democratic means for shareowners to express their views Permitting shareowner action by written consent could lead to substantial confusion and disruption, with potentially multiple, even conflicting, written consents being solicited by multiple shareowner groups Shareowners holding 15% of our outstanding shares already have the right to call a special meeting (either in-person or in a virtual format) at any time Our shareowners have consistently expressed their comfort with our existing shareowner rights, including  rejecting all prior proposals on this topic (Honeywell has received similar proposals six times between 2013 and 2025) The right to act by written consent is further unnecessary given Honeywell’s other strong corporate governance practices 2026 Annual Meeting – Shareowner Engagement appendix 2026 Annual Meeting – Shareowner Engagement

HONEYWELL REMAINCO SEGMENT REALIGNMENT

- **Streamlined into four reporting segments including a simplified structure for RemainCo businesses beginning first quarter 2026:** Aerospace Technologies, Building Automation, Process Automation & Technology, and Industrial Automation
- Post-Honeywell Aerospace separation, Honeywell will report three segments and six strategic business units **focused on cohesive business models**
- **New segments aligned to our strategy aimed at delivering the industrial world's transition from automation to autonomy** through high-ROI, outcomes-based solutions

	BUILDING AUTOMATION (BA)	PROCESS AUTOMATION & TECHNOLOGY (PA&T)	INDUSTRIAL AUTOMATION (IA)
Advantages	• Transforming the way buildings operate with best-in-class, multi-domain expertise	• Synergistic process portfolio with vast installed base providing enterprise-level outcomes	• Mission-critical offerings with proven reliability and differentiated connectivity
Long-Term Growth Drivers	• Rising global demand for seamless, unified building automation solutions	• Accelerating customer digital transformation and heighted global energy mix change	• Increasing penetration of industrial automation technologies; benefitting from global reshoring thematics
Sales and Mix[1]			

Solutions ~45%
~$7B SALES
Products ~55%

Aftermarket ~55%
~$7B SALES
Projects ~45%

Solutions ~25%
~$6B SALES
Products ~75%

1. Sales and mix based on 2025 results, adjusted for the anticipated full-year impact of completed acquisitions and dispositions

RemainCo Segments Aligned to Business Objectives

2026 Annual Meeting – Shareowner Engagement
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FORM OF AMENDMENT TO HONEYWELL’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION HONEYWELL INTERNATIONAL INC. (the “Corporation”), a corporation organized and existing under and by virtue of the provisions of the General Corporation Law of the State of Delaware (the “DGCL”), does hereby certify as follows: FIRST: Upon the filing and effectiveness (the “Effective Time”) pursuant to the DGCL of this Certificate of Amendment to the Amended and Restated Certificate of Incorporation of the Corporation, each two (2) shares of the common stock, par value $1.00 per share, of the Corporation (“Common Stock”) issued and outstanding or held by the Corporation in treasury stock immediately prior to the Effective Time shall automatically be combined into one (1) validly issued, fully paid and non-assessable share of Common Stock without any further action by the Corporation or the holder thereof, subject to the treatment of fractional share interests as described below (the “Reverse Stock Split”). No fractional shares shall be issued at the Effective Time and, in lieu thereof, the Corporation’s transfer agent shall aggregate all fractional shares and sell them as soon as practicable after the Effective Time at the then-prevailing prices on the open market, on behalf of those stockholders who would otherwise be entitled to receive a fractional share, and after the transfer agent’s completion of such sale, stockholders shall receive a cash payment (without interest or deduction) from the transfer agent in an amount equal to their respective pro rata shares of the total net proceeds of that sale and, where shares are held in certificated form, upon the surrender of the stockholder’s Old Certificates (as defined below). Each certificate that immediately prior to the Effective Time represented shares of Common Stock (“Old Certificates”), shall thereafter represent that number of shares of Common Stock into which the shares of Common Stock represented by the Old Certificate shall have been combined, subject to the elimination of fractional share interests as described above. SECOND: Upon the Effective Time, the FOURTH paragraph of the Corporation’s Amended and Restated Certificate of Incorporation is hereby amended to read in its entirety as set forth below: FOURTH: The total number of shares of stock which the corporation shall have authority to issue is 1,040,000,000 shares of which 1,000,000,000 shares shall be Common Stock, par value $1.00 per share (“Common Shares”), and 40,000,000 shares shall be Preferred Stock, without par value (“Preferred Stock”). THIRD: This Certificate of Amendment shall become effective as of [ ] at [ ] [a.m./p.m.]. FOURTH: This Certificate of Amendment was duly adopted in accordance with Section 242 of the DGCL. Form of Certificate of Amendment Appendix B to the Proxy Statement sets forth the proposed charter amendment for the reverse stock split and, as updated to clarify the treatment of treasury stock, is as follows: 2026 Annual Meeting – Shareowner Engagement

2026 Annual Meeting – Shareowner Engagement